UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 8, 2013

Date of Report (Date of earliest event reported)

Abtech Holdings, Inc.

 (Exact Name of Registrant as Specified in Charter)

Nevada	000-52762	14-1994102
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

4110 North Scottsdale Road, Suite 235

Scottsdale, Arizona 85251

 (Address of Principal Executive Offices)

(480) 874-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K (“Form 8-K”) and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise indicated in this Form 8-K, references to “we,” “our,” “us,” the “Company,” or the “Registrant” refer to Abtech Holdings, Inc., a Nevada corporation, and, unless the context otherwise requires, its majority owned subsidiary, AbTech Industries, Inc., a Delaware corporation.

Section 1 - Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement

On October 8, 2013 the Company’s subsidiary, AbTech Industries, Inc. (“AbTech”), entered into a Contract For Services (the “Contract”) with Nassau County, a municipal corporation in the state of New York (the “County”), acting on behalf of the Nassau County Department of Public Works. Under the terms of the Contract AbTech will provide services to the County pertaining to the design, installation, maintenance and monitoring of stormwater treatment technology at up to ten stormwater drainage outfall sites in the County. The Contract has a term of three years and the maximum amount to be paid to the Company for the Company’s services under the Contract is not to exceed twelve million dollars ($12,000,000). AbTech will use subcontractors, including another Company subsidiary, AEWS Engineering, for the design, construction and installation work pertaining to the Contract. Work under the contract is expected to begin immediately. The Company’s fee for services will be paid in monthly installments by the County. The amount of each partial monthly payment will be determined by the portion of the Company’s work completed, as approved by the County Commissioner.

Item 9.01	Financial Statements and Exhibits

On October 10, 2013, the Company issued a press release announcing the final approval of the Contract with Nassau County. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2013	ABTECH HOLDINGS, INC.

	By:	/s/ Glenn R. Rink
Glenn R. Rink,
Chief Executive Officer and President

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